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                                 AMENDMENT NO. 2

                                     TO THE

                        LORAL SPACE & COMMUNICATIONS LTD.

                             2000 STOCK OPTION PLAN

         This Amendment No. 2 (the "Amendment") to the Loral Space & Communications Ltd. 2000 Stock Option Plan (the "Plan") is made effective as of this 14th day of February, 2001.

         Pursuant to resolutions of the Executive Committee of the Board of Directors of Loral Space & Communications Ltd. (the "Company") dated February 14, 2001, the Plan is hereby amended as follows:

         1. Section 3(a) of the Plan is hereby amended by increasing to 27,000,000 the number of shares of the Company's Common Stock, par value $0.01 per share, reserved for issuance under the Plan.

         Except as expressly provided herein, the terms and conditions of the Plan shall remain unchanged.




                               LORAL SPACE & COMMUNICATIONS LTD.



                               By:  /s/  Avi Katz
                                     Name:  Avi Katz
                                     Title:  Vice President, General Counsel and
                                             Secretary